UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2019

Pennsylvania Real Estate Investment Trust

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-6300	23-6216339
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

The Bellevue, 200 S. Broad Street Philadelphia, Pennsylvania		19102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest	PEI	New York Stock Exchange
Preferred Shares	PEIPrB	New York Stock Exchange
Preferred Shares	PEIPrC	New York Stock Exchange
Preferred Shares	PEIPrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2019, Pennsylvania Real Estate Investment Trust (the “Company”) notified Robert F. McCadden, the Executive Vice President and Chief Financial Officer of the Company, that it intends to terminate his employment effective December 31, 2019. Mr. McCadden’s termination notice was provided without cause, as defined in the Amended and Restated Employment Agreement by and between the Company and Mr. McCadden, effective as of December 30, 2008 and amended as of May 6, 2009. The Company intends to appoint Mario C. Ventresca, Jr., the Company’s current Executive Vice President of Operations, to succeed Mr. McCadden as the Company’s Chief Financial Officer effective upon Mr. McCadden’s departure. Mr. McCadden will remain in his current position at the Company through December 31, 2019.

Item 8.01	Other Events.

On September 13, 2019, several of the Company’s trustees and executive officers, including the Company’s Chief Executive Officer, Joseph F. Coradino (collectively, the “Trustees and Officers”), entered into separate stock purchase commitments (collectively, the “Commitment Letters”) pursuant to which each of them agreed to purchase common shares of the Company in market transactions on the New York Stock Exchange during the period commencing September 17, 2019 and ending September 20, 2019.

The aggregate number of shares the Trustees and Officers severally agreed to purchase pursuant to the Commitment Letters is 115,000.

The transactions executed in connection with the Commitment Letters will be disclosed publicly and identified as such through Form 4 filings with the Securities and Exchange Commission. Except as may be required by law, the Company does not undertake to report on specific stock purchase commitment letters of the Company’s officers or trustees, or to report modifications or terminations of those agreements.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

Date: September 16, 2019	By:	/s/ Lisa M. Most
Lisa M. Most
Senior Vice President, Secretary and General Counsel